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                               RYDEX SERIES FUNDS

                    SUPPLEMENT DATED OCTOBER 18, 2002 TO THE
     RYDEX SERIES FUNDS PROSPECTUSES, DATED AUGUST 1, 2002, AS SUPPLEMENTED

This supplement provides new and additional information beyond that contained in the Prospectuses and should be read in conjunction with the Prospectuses.

The following information supplements the information under the heading "BUYING, SELLING AND EXCHANGING FUND SHARES."

         The U.S. Government Bond Fund and the Juno Fund will not accept transaction orders and will not calculate NAV on days when the U.S. Government bond market is closed, including Columbus Day and Veterans' Day.

                          PLEASE RETAIN THIS SUPPLEMENT
                              FOR FUTURE REFERENCE